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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ___________________________

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      JUNE 10, 1999


                        YORK INTERNATIONAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                    001-10863                  13-3473474
(State or Other Jurisdiction         (Commission)             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



631 S. Richland Avenue
York, Pennsylvania                                      17403
(Address of Principal Executive Offices               (Zip Code)


Registrant's telephone number, including area code    (717) 771-7890
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On June 10, 1999, York International Corporation (the "Company") acquired all the outstanding capital stock of Sabroe A/S from J. Lauritzen Holding A/S and the other shareholders of Sabroe A/S. The purchase price was $415 million in cash, plus the assumption of $210 million of debt of Sabroe A/S. The Company financed the acquisition with bank borrowings under its existing credit facilities with a group of banks led by Canadian Imperial Bank of Commerce.

          Sabroe A/S is a supplier of industrial and marine refrigeration systems and products, with markets for its refrigeration products in Europe, Latin America and Asia. Sabroe A/S also provides refrigeration contracting services, which include customized refrigeration solutions for industrial food processing and marine customers. The Company intends to integrate the business of Sabroe A/S into the Company's existing refrigeration group.

          The Company is not aware of any material relationship between the sellers of the shares of Sabroe A/S and the Company or any of the Company's affiliates, or any director or officer of the Company or any associate of any such director or officer.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements of Businesses Acquired.

               The Company is omitting from this report the financial statements required by Item 7(a) of Form 8-K. Such financial statements will be filed by amendment within 60 days after the date of the filing of this report.

          (b)  Pro Forma Financial Information.

               The Company is omitting from this report the pro forma financial information required by Item 7(b) of Form 8-K. Such pro forma financial information will be filed by amendment within 60 days after the date of the filing of this report.

          (c)  Exhibits

               2.1  Share Sale and Purchase Agreement dated March 27, 1999 among
J. Lauritzen Holding A/S, EQT Scandinavia Ltd., as Investment Manager, and York International Corporation. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to such Agreement are omitted. The Agreement contains a list briefly identifying the contents of all such omitted schedules and attachments. The Company agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request).

                                      -2-
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        YORK INTERNATIONAL CORPORATION

                                        /s/ Charles F. Cargile
                                        -------------------------
Date:  June 25, 1999                    By:  Charles F. Cargile
                                        Title:  Controller

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.  Description

2.1          Share Sale and Purchase Agreement dated March 27, 1999 among J.
Lauritzen Holding A/S, EQT Scandinavia Ltd., as Investment Manager, and York International Corporation